SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 20, 2001

BANC ONE AUTO GRANTOR TRUST 1997-B (Issuer with respect to the Certificates)

BANK ONE, NATIONAL ASSOCIATION (Exact name of registrant as specified in its charter)

United States (State or other jurisdiction of incorporation or organization)
333-38681	36-0899825
(Commission File Number)	(IRS Employer Identification Number)

1 Bank One Plaza, Chicago, Illinois	60670

(Address of principal executive offices)	(Zip Code)

(312) 732-4000
Registrant's telephone number, including area code

Item 5.	Other Events

On April 20 2001, the Banc One Auto Grantor Trust 1997-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.29% Asset Backed Certificates and Class B 6.46% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from March 20, 2001 through April 19, 2001 and for the Collection Period from March 1, 2000 through March 31, 2001.
Item 7.	Exhibits
See page 4 for Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC ONE AUTO GRANTOR TRUST 1997-B
By:	Bank One, National Association, as Servicer on behalf of the Trust
	By:	/s/ Tracie H. Klein
	Name:	Tracie H. Klein
	Title:	Vice President

Date: April 20, 2001

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Servicer's Certificate	5
99.2	Monthly Statement and Additional Information	6-13